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Stock Order Form Instructions:

Stock Information Center             Hours of Operation:
------------------------             -------------------
239 East Main Street                 Monday:  12:00 p.m. to 3:30 p.m.
Pawhuska, Oklahoma 74056             Tuesday -Thursday:   9:00 a.m. to 3:30 p.m.
(xxx) xxx-xxxx                       Friday:  9:00 a.m. to 12:00 p.m.
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All subscription  orders are subject to the provisions of the Plan of Conversion and Reorganization.
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Items 1 and 2 - Fill in the number of shares that you wish to  purchase  and the total payment due. The amount due is determined by multiplying the number of shares ordered by the subscription price of $10.00 per share. The minimum purchase is $250 or 25 shares of common stock. The maximum individual purchase is $350,000 or 35,000 shares of common stock. The maximum purchase for any person and their associates, or persons acting in concert, is $500,000 or 50,000 shares of the common stock sold in the offering. For additional information on purchase limitations, see "The Stock Offering - Limitations on Purchases of Common Stock" in the prospectus.

Item 3 - Payment for shares may be made by check or money order payable to Osage Bancshares, Inc. DO NOT MAIL CASH. Your funds will earn interest at our passbook savings rate of 0.xx% until the stock offering is completed.

To pay by withdrawal from a savings account or certificate of deposit at Osage Federal Bank, insert the account number(s) and the amount(s) you wish to withdraw from each account. If more than one signature is required for a withdrawal, all signatories must sign in the signature box at the bottom of the Stock Order and Certification Form. To withdraw from an account with checking privileges, please write a check. Osage Federal Bank will waive any applicable penalties for early withdrawal from a certificate of deposit account(s). A hold will be placed on the account(s) for the amount(s) you indicate to be withdrawn, which means that you may not withdraw these funds. Payments will remain in the account(s) earning their respective rate of interest until the stock offering closes.

Item 4 - Please check the appropriate box to tell us the earliest of the dates that applies to you, or if not applicable, if you are a current stockholder of Osage Federal Financial, Inc., member of the local community or the general public.

Item 5 - Please check this box if you are a director, officer or employee of Osage Federal Bank, or an immediate family member residing in such person's household.

Item 6 - The stock transfer industry has developed a uniform system of shareholder registrations that we will use in the issuance of Osage Bancshares, Inc. common stock. Please complete this section as fully and accurately as possible, and be certain to supply your social security or tax I.D. number(s) and your daytime and evening phone numbers. We will need to call you if we cannot execute your order as given. If you have any questions regarding the registration of your stock, please consult your legal advisor or call the Stock Information Center at (xxx) xxx-xxxx. Subscription rights are not transferable. If you are an eligible or supplemental eligible account holder, to protect your priority over other purchasers as described in the prospectus, you must take ownership in at least one of the account holder's names.

Item 7 - Please review the preprinted qualifying account number(s) information. The account number(s) listed may not be all of your account numbers. You should list any other qualifying accounts that you may have or had with Osage Federal Bank in the box located under the heading "Additional Qualifying Accounts." These may appear on other Stock Order Forms you have received. For example, if you are ordering stock in just your name, you should list all of your deposit accounts as of the earliest date that you were a depositor. Similarly, if you are ordering stock jointly with another depositor, you should list all deposit accounts under which either of you are owners, i.e., individual accounts, joint accounts, etc. If you are ordering stock in your minor child's or grandchild's name under the Uniform Transfer to Minor's Act and/or the Uniform Gift to Minors Act, the minor must have had a deposit account on one of the two dates and you should list only their account number(s). If you are ordering stock through a corporation, you need to list just that corporation's deposit accounts, as your individual account(s) do not qualify. Failure to list all of your qualifying accounts may result in the loss of part or all of your subscription rights.



NOTE: The order form is to be received (not postmarked) at the Osage Bancshares, Inc. Stock Information Center located at 239 East Main Street by Month Day, 2006 at 12:00 p.m. noon, Central Time.


              Please be sure to sign the Certification Form on the
                         back of the Stock Order Form.

                  (See reverse side for Stock Ownership Guide)

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Stock Order Form Instructions:

Stock Information Center             Hours of Operation:
239 East Main Street                 Monday:  12:00 p.m. to 3:30 p.m.
Pawhuska, Oklahoma 74056             Tuesday -Thursday:   9:00 a.m. to 3:30 p.m.
(xxx) xxx-xxxx                       Friday:  9:00 a.m. to 12:00 p.m.
--------------------------------------------------------------------------------


Individual - The stock is to be registered in an individual's name only. You may not list beneficiaries for this ownership.

Joint Tenants - Joint tenants with rights of survivorship identifies two or more owners. When stock is held by joint tenants with rights of survivorship, ownership automatically passes to the surviving joint tenant(s) upon the death of any joint tenant. You may not list beneficiaries for this ownership.

Tenants in Common - Tenants in common may also identify two or more owners. When stock is to be held by tenants in common, upon the death of one co-tenant, ownership of the stock will be held by the surviving co-tenant(s) and by the heirs of the deceased co-tenant. All parties must agree to the transfer or sale of shares held by tenants in common. You may not list beneficiaries for this ownership.

Individual Retirement Account - Individual retirement account ("IRA") holders may make stock purchases from their deposits through a prearranged "trustee-to-trustee" transfer. Stock may only be held in a self-directed IRA. IRAs at Osage Federal Bank are not self-directed. Please contact your broker or self-directed IRA provider as quickly as possible to explore this option. Establishing a self-directed IRA and completing a "trustee-to-trustee" transfer can frequently require several days' time.
Registration for IRAs: On Name Line 1 - list the name of the broker or trust department followed by CUST or TRUSTEE.
                       On Name Line 2 - FBO (for benefit of) YOUR NAME IRA a/c#. Address will be that of the broker/trust department to where the stock certificate will be sent.
                       The social security/tax I.D. number(s) will be either yours or your trustees, as they direct.
                       Please list your phone numbers.

Uniform Gift and Transfer To Minors Acts - For residents of Oklahoma and most other states, stock may be held in the name of a custodian for the benefit of a minor under the Uniform Transfer to Minors Act. For residents in other states, stock may be held in a similar type of ownership under the Uniform Gift to Minors Act of the individual state. For either form of ownership, the minor is the actual owner of the stock with the adult custodian being responsible for the investment until the child reaches legal age. Only one custodian and one minor may be designated.

Instructions: On the first name line, print the first name, middle initial and last name of the minor, with the abbreviation followed by the notation UTMA-OK or UGMA-Other State. Print the first name, middle initial and last name of the custodian on the second name line followed by abbreviation "CUST." List only the minor's social security number.

Partnership/Corporation - Corporations/partnerships may purchase stock. Please provide the corporation/partnership's legal name and Tax I.D. number. To have depositor rights, the corporation/partnership must have an account in its legal name. Please contact the Stock Information Center to verify depositor rights and purchase limitations.

Trust - Generally, fiduciary relationships (such as trusts, estates, guardianships, etc.) are established under a form of trust agreement or pursuant to a court order. Without a legal document establishing a fiduciary relationship, your stock may not be registered in a fiduciary capacity.

Instructions: On the first name line, print the first name, middle initial and last name of the fiduciary if the fiduciary is an individual. If the fiduciary is a corporation, list the corporate title on the first name line. Following the name, print the fiduciary title such as trustee, executor, personal representative, etc. On the second name line, print the name of the maker, donor or testator or the name of the beneficiary. Following the name, indicate the type of legal document establishing the fiduciary relationship (agreement, court order, etc.). In the blank after "Under Agreement Dated," fill in the date of the document governing the relationship. The date of the document need not be provided for a trust created by a will.



              (See reverse side for Stock Order Form Instructions)

Osage Federal MHC                                                                                                    REVOCABLE PROXY

         All votes will be cast in accordance with this Proxy.  Should the undersigned be present and elect to vote at the Special
         Meeting or at any adjournment thereof and after notification to the Secretary of the Mutual Holding Company at said meeting of the member's decision to terminate this Proxy, then the power of said attorney-in-fact or agents shall be deemed terminated and of no further force and effect.

         The undersigned hereby acknowledges receipt of a Notice of Special Meeting of Members , a Proxy Statement dated _________
         ___, 2006, and a Prospectus dated ________  ______, 2006, prior to the execution of this proxy.

                                                                 Signature ________________________       Date: ____________________


                                                                 Signature ________________________       Date: ____________________


                                                                 NOTE: Please sign your name exactly as it appears on this proxy.
                                                                 Only one signature is required in the case of a joint account.
IMPORTANT:  Please detach, sign and return all proxies from all packets received in the enclosed postage paid envelope
                                                FAILURE TO VOTE IS EFFECTIVELY THE SAME AS A "NO" VOTE
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                                                                                                      ------------------------------
                                                                                                      SEND OVERNIGHT PACKAGES TO:
                                                                                                      ------------------------------
                                                                                                          Osage Bancshares, Inc.
                                                                                                      Attn: Stock Information Center
                                                                                                           239 East Main Street
                                                                                                            Pawhuska, OK 74056
                                                                                                              (xxx) xxx-xxxx
                                                                                                      ------------------------------
Deadline:  The Subscription Offering ends at 12:00 p.m. noon, Central time, on Month Day, 2006.  Your original Stock Order and
Certification Form, properly executed and with the correct payment, must be received (not postmarked) at the Stock Information
Center by the deadline, or it will be considered void.  Faxes or copies of this form will not be accepted.  Osage Bancshares, Inc.
reserves the right to accept or reject improper order forms.
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(1) Number of Shares                    (2) Total Amount Due    The minimum purchase is 25 shares ($250).  Generally, no person may purchase more than 35,000 shares ($350,000), and no person together
                         x $10.00 =                             with his or her associates or group of persons acting in concert may purchase more than 50,000 shares ($500,000) of the common stock sold
    ________________                        _______________     in the offering.
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(3) Method of Payment (no penalty for early withdrawal from a Osage Federal Bank CD)   (4) Purchaser Information (check one)
   Enclosed is a check, bank draft or money order payable to Osage Bancshares, Inc.     o  [_]  Eligible Account Holder - Check here
   for $____________________________ and/or I authorize Osage Federal Bank to make              if you were a depositor with at
   withdrawal(s) from my CD or savings account(s) shown below, and understand that              least $50 on deposit with Osage
   the amounts will not otherwise be available for withdrawal:                                  Federal Bank  as of June 30, 2005.
                                                                                                Enter information in Section 7 for
        Account Numbers                                 Amounts                                 all deposit accounts that you had at
---------------------------------------------|----------------------------------                Osage Federal Bank on June 30, 2005.
                                               $
---------------------------------------------|----------------------------------        o  [_]  Supplemental Eligible Account Holder
                                               $                                                - Check here if you were a depositor
---------------------------------------------|----------------------------------                with at least $50 on  deposit with
                                               $                                                Osage Federal Bank as of September
---------------------------------------------|----------------------------------                30, 2006 but not an Eligible Account
                            Total Withdrawal   $                                                Holder.  Enter information in
                                             |----------------------------------                Section 7 for all deposit accounts
                                                                                                that you had at Osage Federal Bank
                                                                                                on September 30, 2006.

                                                                                        o  [_]  Other Members -  Check here if you
                                                                                                were a depositor of Osage Federal
                                                                                                Bank as of [voting record date],
                                                                                                2006, but are not an Eligible or a
                                                                                                Supplemental Eligible Account Holder
                                                                                                or borrowers of Osage Federal Bank
                                                                                                as of [voting record date] who have
                                                                                                been borrowers continuously since
                                                                                                July 16, 2003.  Enter information in
                                                                                                Section 7 for all accounts that you
                                                                                                had at Osage Federal Bank as of
                                                                                                ___________, 2006.

                                                                                        o  [_]  Existing shareholders of Osage
                                                                                                Federal Financial, Inc.

                                                                                        o  [_]  Local Community - as defined in the
                                                                                                prospectus

                                                                                        o  [_]  General Public

(5) Check if you are a:  [_] Director   [_] Officer   [_] Employee   [_] of Osage Federal Bank or an immediate family member
    residing in such person's household
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(6)  Stock Registration - Please Print Legibly and Fill Out Completely  (Note:  The stock certificate and all correspondence related to this stock order will be mailed to the address provided below.)
[__]  Individual                [__]  Individual Retirement Account (IRA)       [__]  Corporation
[__]  Joint Tenants             [__]  Uniform Transfer to Minors Act            [__]  Partnership
[__]  Tenants in Common         [__]  Uniform Gift to Minors Act                [__]  Trust - Under Agreement Dated ________________
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Name                                                                            SS# or Tax ID

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Name                                                                            SS#

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Address                                                                         Daytime Telephone #

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City                        State                   Zip Code         County     Evening Telepone #

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(7) Please review the preprinted account information below.  These preprinted accounts may not be all of your qualifying accounts.  You should list any other account(s) that you may have or had with Osage Federal Bank to the right.  SEE THE STOCK
ORDER FORM INSTRUCTIONS SHEET FOR FURTHER INFORMATION.  All subscription orders are subject to the provisions of the Plan of
Conversion and Reorganization.  Failure to list all of your accounts may result in the loss of part or all or your subscription rights.
--------------------------------------------------------|                          Additional Qualifying Accounts
                                                        |     |-----------------------------------------|---------------------------
                                                        |     |         Names on Accounts               |       Account Number
                                                        |     |-----------------------------------------|---------------------------
                                                        |     |                                         |                          |
                                                        |     |-----------------------------------------|--------------------------|
                                                        |     |                                         |                          |
                                                        |     ------------------------------------------|--------------------------|
                                                        |     |                                         |                          |
                                                        |     ------------------------------------------|--------------------------|
                                                        |     |                                         |                          |
                                                        |     ------------------------------------------|--------------------------|
                                                        |     |                                         |                          |
                                                        |     ------------------------------------------|--------------------------|
                                                        |     |                                         |                          |
--------------------------------------------------------      ------------------------------------------|---------------------------
Acknowledgment:  By signing below, I acknowledge receipt of the prospectus dated Month Day, 2006 and understand I may not change or revoke my order once it is received by Osage Bancshares, Inc.  I also certify that this stock order is for my account and there is no agreement or understanding regarding any further sale or transfer of these shares.  Federal regulations prohibit any person from transferring or entering into any agreement directly or indirectly to transfer the legal or beneficial ownership of subscription rights, or the underlying securities to the account of another.  Under penalty of perjury, I certify that I am purchasing shares solely for my account and that there is no agreement or understanding regarding the sale or transfer of such shares, or my rights to subscribe for shares.  Osage Bancshares, Inc. will pursue any and all legal and equitable remedies if it becomes aware of the transfer of subscription rights and will not honor orders known by it to involve such transfer.  Under penalties of perjury, I further certify that: (1) the social security number or taxpayer identification number given above is correct; and (2) I am not subject to backup withholding.  You must cross out this item (2) in this acknowledgement if you have been notified by the Internal Revenue Service that you are subject to backup withholding because of under-reporting interest or dividends on your tax return.  By signing below, I also acknowledge that I have not waived any rights under the Securities Act of
1933 and the Securities Exchange Act of 1934, both as amended.  The subscription rights are non-transferable and are void at the end of the subscription period.  Signature:  THIS FORM MUST BE SIGNED AND DATED BELOW AND ON THE BACK OF THIS FORM.  This order is not valid if the Stock Order and Certification Form are not both signed and properly completed. Your order will be filled in accordance with the provisions of the Plan of Conversion and Reorganization as described in the prospectus. An additional signature is required only if payment is by withdrawal from an account that requires more than one signature to withdraw funds.
------------------------------------------------------------|      |----------------------------------------------------------------
Signature                                   Date            |      |Signature                                   Date
                                                            |      |
------------------------------------------------------------|      |----------------------------------------------------------------

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Office Use Only: Date Rec'd  _____ / ______   Check# ____________________ $_______________________  Check#________________
                 $___________________  Batch# _________ Order # _____________ Category _____
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
Osage Federal MHC                                                              REVOCABLE PROXY

SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF OSAGE FEDERAL MHC FOR A SPECIAL MEETING OF MEMBERS TO BE HELD ON ___________ __,
2006.

The undersigned member of Osage Federal MHC (the "Mutual Holding Company") hereby appoints the full Board of Directors, with full powers of substitution, as attorneys-in-fact and agents for and in the name of the undersigned, to cast such votes as the undersigned may be entitled to vote at the special meeting of members of the Mutual Holding Company to be held at the main office of Osage Federal Bank located at 239 East Main Street, Pawhuska, Oklahoma on ______________ __, 2006 at _:__ _.m., local time, and any and all adjournments thereof ("Special Meeting"). They are authorized to cast all votes to which the undersigned is entitled as follows::

         (1)    The approval of a Plan of Conversion and Reorganization (the "Plan"), pursuant to which the Mutual Holding Company will be merged into Osage Federal Bank and Osage Federal Financial, Inc. (the "Middle Tier Holding Company") will be succeeded by a newly incorporated Maryland corporation, Osage Bancshares, Inc. (the "New Holding Company"), which has been established for the purpose of completing the conversion and reorganization. As part of the conversion and reorganization, shares of common stock representing the Mutual Holding Company's interest in the Middle Tier Holding Company will be offered for sale in a subscription and community offering. Common stock currently held by the public stockholders of the Middle Tier Holding Company will be converted into new shares of the New Holding Company pursuant to an exchange ration that will ensure that each stockholder at the time of the conversion and reorganization will own the same percentage of the New Holding Company's common stock as he or she held in the Middle Tier Holding Company's common stock immediately prior to the conversion, exclusive of any shares purchased by the stockholder in the offering and cash received in lieu of fractional shares.


                                                [__] FOR           [__] AGAINST

                 Execution of this proxy also permits the proxy holders to vote this proxy in their discretion, upon such other matters that may come before the Special Meeting. The Special Meeting may be adjourned to enable the Mutual Holding Company to solicit additional proxies. The Board of Directors is not aware of any other matters that may come before the Special Meeting.


 THIS PROXY WILL BE VOTED FOR THE PROPOSITION STATED IF NO CHOICE IS MADE HEREON. PLEASE SIGN AND DATE THIS PROXY ON THE REVERSE
                   SIDE AND RETURN IN THE ENCLOSED ENVELOPE.
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NASD Affiliation - If you have a NASD affiliation you must report this subscription in writing to your applicable compliance officer within one day of the payment therefor.  You are considered a member of the National Association of Securities Dealers,
Inc. ("NASD") if you are a person associated with an NASD member, a member of the immediate family of any such person to whose support such person contributes, directly or indirectly, or the holder of an account in which an NASD member or person associated with an NASD member has a beneficial interest.
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                                                              CERTIFICATION FORM

I ACKNOWLEDGE THAT THIS SECURITY IS NOT A DEPOSIT OR ACCOUNT AND IS NOT FEDERALLY INSURED, AND IS NOT GUARANTEED BY OSAGE FEDERAL
BANK, OSAGE BANCSHARES, INC., OR BY THE FEDERAL GOVERNMENT. IF ANYONE ASSERTS THAT THIS SECURITY IS FEDERALLY INSURED OR
GUARANTEED OR IS AS SAFE AS AN INSURED DEPOSIT, I SHOULD CALL THE OFFICE OF THRIFT SUPERVISION REGIONAL DIRECTOR, FREDERICK R.
CASTEEL, AT 972-277-9500.

I further certify that, before purchasing the common stock of Osage Bancshares, Inc., I received a copy of the prospectus dated
Month Day, 2006, which discloses the nature of the common stock being offered and describes in more detail the following risks involved in an investment in the common stock under the heading "Risk Factors" in the prospectus:

o        Our growth strategy will increase our expenses and may not be successful.

o        We intend to continue increasing the non-one- to four-family portion of our loan portfolio increasing the overall risk in our portfolio due to their higher credit risk and unseasoned nature.

o        Since our business is geographically concentrated, any downturn in the local economy could have an adverse impact on our profitability.

o        Future changes in interest rates may reduce our profits.

o        Deposits are our major source of funds for lending and other investment purposes, and a large portion of our deposits are certificates of deposit, including "jumbo" certificates, which may not be as stable as other types of deposits.

o        Increases in market rates of interest could adversely affect our equity.

o        If our allowance for loan losses is not sufficient to cover actual loan losses, our earnings could decrease.

o        Strong competition within our market area may limit our growth and profitability.

o        We operate in a highly regulated environment and may be affected adversely by negative examination results and changes in laws and regulations.

o        The limited trading market for our common stock may hinder your ability to sell your shares and may result in trading volatility and adversely affect the market price of your stock.

o        The future price of the common stock may be less than the purchase price in the offering and you may suffer a financial loss upon sale.

o        Our return on equity after the offering may be low; this may negatively affect the price of the stock.

o        The implementation of future stock-based benefit plans will increase our future compensation expense.

o        The implementation of stock-based benefit plans could result in future dilution of your percentage ownership.

o        Our new organizational structure will result in changes that limit stockholder rights for existing stockholders

o        Osage Bancshares, Inc. will have greater ability to issue shares of common and preferred stock which could result in future dilution of your ownership interests.

o        We have broad discretion in allocating the proceeds of the offering.  Our failure to effectively utilize such proceeds would reduce our profitability.

o        Our stock value may suffer from statutory and charter anti-takeover provisions that may impede potential takeovers.

o        We plan to remain independent and you should not invest in our common stock if you are anticipating our sale.

------------------------------------------------------------|      |----------------------------------------------------------------
Signature                                   Date            |      |Signature                                   Date
                                                            |      |
------------------------------------------------------------|      |----------------------------------------------------------------

                                   (Note: If shares are to be held jointly, both parties must sign)

EXECUTION OF THIS CERTIFICATION FORM WILL NOT CONSTITUTE A WAIVER OF ANY RIGHTS THAT A PURCHASER MAY HAVE UNDER THE SECURITIES ACT
OF 1933 AND THE SECURITIES EXCHANGE ACT OF 1934, BOTH AS AMENDED.  THESE SECURITIES BEING OFFERED ARE NOT SAVINGS ACCOUNTS OR
DEPOSITS AND ARE NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENTAL AGENCY.